UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

SEARS, ROEBUCK AND CO. (Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois (Address of principal executive offices)		60179 (Zip code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information
Item 2.02	Results of Operations and Financial Condition
On October 21, 2004, the Registrant issued a press release announcing its third quarter 2004 earnings. The press release is attached hereto as Exhibit 99.

Section 9 -	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 99 - Press release dated October 21, 2004, furnished pursuant to Item 2.02

The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, but shall be deemed to be incorporated by reference in, and made a part of, the following registration statements filed under the Securities Act of 1933, as amended: Registration Statements No. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479, 33-55825, 33-58851, 33-64345, 33-64775, 333-08141, 333-18591, 333-38131, 333-43309, 333-52056, 333-72514, 333- 87942, 333-92082, 333-102114 and 333-113532.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.
	By:	/s/ Michael J. Graham
Michael J. Graham Vice President and Controller
Date: October 21, 2004

EXHIBIT INDEX

Exhibit No.

99	Press release dated October 21, 2004

E-1